UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2012
(Date of earliest event reported)

International Silver, Inc.
(Exact name of registrant as specified in its charter)

AZ	333-147712	86-0715596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5210 E. Williams Circle, Suite 700	85711
(Address of principal executive offices)	(Zip Code)

520-889-2040
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Silver is referred to herein as “we”, “our” or “us.

Item 1.01   Entry into a Material Definitive Agreement

On August 28, 2012, we completed an agreement with our Chief Executive Officer, Harold R. Shipes, to convert $54,290 of outstanding debt reflecting unpaid payroll obligations to Mr. Shipes (“Outstanding Debt Amount”) into 271,452 shares of our common stock (“Share Payment”); and (b) 271,452 warrants (“Warrant Payment”) in lieu of the Outstanding Debt Amount.  The warrants are exercisable at a conversion price of $0.40 per share and the Warrant Exercise Period is three years from the date of the Warrant issuances.  The agreement is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

Exhibit No.	Description

10.1	Debt Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SILVER, INC.

Dated: August 30, 2012	By:	/s/ Matthew Lang
Matthew Lang
Secretary